                                                                   EXHIBIT 4.6


                             [UNIONBANCORP, LOGO]


       NUMBER                                            SHARES

       ------                                            ------

   INCORPORATED UNDER THE LAWS                         PAR VALUE $1.00
    OF THE STATE OF DELAWARE






THIS CERTIFIES that                                          SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS





is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK,
                        PAR VALUE $1.00 PER SHARE, OF


UNIONBANCORP, INC. (hereinafter called the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and of the amendments thereto, copies of which are on file with and obtainable upon request from the Corporation, to all of which the holder, by acceptance hereof, assents.
    IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.
DATED





- -----------------------------------          ----------------------------------
                        SECRETARY                                     PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM - as tenants in common                           UNIF GIFT MIN ACT-_______CUSTODIAN______
   TEN ENT - as tenants by the entireties                                     (Cust)          (Minor)
   JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
             suvivorship and not as tenants                              Act__________________________
             in common                                                               (State)

                              Additional abbreviations may also be used though not in the above list.


    For value received,________________________ hereby sell, assign and transfer unto



   PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
   ___________________________________________________________________________

______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________


______________________________________________________________________________


_________________________________________________________________________Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney,
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated___________________

                                 X____________________________________________

                                 X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature Guaranteed By:

__________________________

__________________________
Banker or Member Firm of a major Stock Exchange


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE LAW, AND SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (A) THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE LAW OR (B) SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION AND THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO IT TO THE EFFECT THAT SUCH SALE OR TRANSFER IS SO EXEMPT.